Exhibit 10.21
SECOND AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS SECOND AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of June 3, 2008 (the “Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Exhibit C. Exhibit C attached to the Original Agreement is hereby amended to read, in its entirety, as set forth on Exhibit C attached to this Amendment.
     2. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     3. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P.
By:	Financial Technology Management, II, LLC

By:	/s/ Richard Garman
	Name:	Richard Garman
Title:

Financial Technology Ventures II, L.P.
By:	Financial Technology Management, II, LLC

By:	/s/ Richard Garman
Name:
Title:

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/
Name:
Title:

/s/ Joseph Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

Erik Schetina

THE PRODUCTIVITY FUND, IV L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
Howard S. Smith, Managing Director

EXHIBIT C
List of Investors
Name and Address
Series A-1 Preferred
Financial Technology Ventures II (Q), L.P.
c/o Financial Technology Management II, LLC
601 California Street, Suite 2200
San Francisco, California 94108
Attention: David Haynes
Facsimile: 415.229.3005
Financial Technology Ventures II, L.P.
c/o Financial Technology Management II, LLC
601 California Street, Suite 2200
San Francisco, California 94108
Attention: David Haynes
Facsimile: 415.229.3005
Series A-2 Preferred
Julia Gluck
530 Longwood
Glencoe, IL 60022
Rebecca Kiphart
c/o William Blair and Company
222 W. Adams
Chicago, IL 60606
Richard Kiphart
c/o William Blair and Company
222 W. Adams
Chicago, IL 60606
David Valentine
348 Sterling Road
Kenilworth, IL 60043
Series B Preferred
DBRC Investments, LLC.
70 West Madison, Suite 5500
Chicago, Il 60602

Class A Common
Barry Patrick Smith
11816 Hunting Ridge Court
Potomac, Maryland 20854
Frank R. Sourbeer
100 Cumberland Road
Lemoyne, PA 17403
Caledonian Investments, L.P.
c/o Timothy F. Nicholson
304 Gilbert Road
Dillsburg, PA 17019
The Nicholson Family Limited Partnership
c/o Timothy F. Nicholson
304 Gilbert Road
Dillsburg, PA 17019
Joseph L. Patanella
3405 Hidden River View Rd
Annapolis, Maryland 21403
Erik S. Schetina
82-40 Austin Sr
Kew Gardens NY 11415
Ronald Waranowski
2914 Constellation Way
Finksburg, MD 21048
Phillip J. Smith
12127 Long Ridge Lane
Bowie, Maryland 20715
Jacob Carlson
444 16th St
Brooklyn, NY 11215
Daniel Muldoon
5228 Waugh Point Rd
King George, VA 22485
Jaime Romero
442 W 22nd St #14
New York, NY 10011

The Patanella Family Trust
c/o James S. Patanella
920 Sunset Valley Drive
Sykesville, MD 21784
Jack Troia
2987 Fort Matanaza Terrace
Henderson, NV 89052
MBK Ventures, LLC
566 West Adams, Suite 401
Chicago, Illinois 60661
Attn: Andrew Bokor and Robert McCullen, Managers
Productivity Fund IV, LP
Productivity Fund IV Advisors Fund, LP
FA Private Equity Fund IV, LP
FA Private Equity Fund IV GMBH
1 South Wacker Suite 3900
Chicago, IL 60606
Prism Opportunity Fund SBIC, LP
444 N. Michigan Ave
Chicago, IL 60611
Argentum Capital Partners II, LP
60 Madison Ave
New York, NY 10010
VM Funding, LLC
310 Redgate Farm
Troy VA 22974